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                     	MONTHLY SERVICERS CERTIFICATE
                     	SERVICER:  NATIONSBANK, N.A.
                     	NATIONSBANK AUTO TRUST 1995-A

	Pursuant to the Pooling and Servicing Agreement, dated as of December 6,
 1995 (as amended and supplemented, the "Pooling and Servicing Agreement")
 between NationsBank, N.A., NationsBank of Georgia,N.A.		NationsBank of Florida,
 N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as
 "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
 prepare certain information each	month regarding distributions to
 Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.
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	Collection Period			                                                  	Feb-97
	Determination Date		                                                		3/10/97
	Deposit Date                                                      				3/14/97
	Distribution Date			                                                 	3/17/97

	Pool Balance on the close of the last day of the preceding
                     Collection Period	                      			536,627,108.88
	Less:	Principal Collections		                                  	26,503,052.09
	Purchase Amount allocable to Principal                           			13,593.58
 Realized Losses 			                                              1,222,737.33
                                                              ----------------
 Pool Balance on the close of the last day of the
              Collection Period 		                  		          508,887,725.88
                                                              ================
 Original Pool Balance	                                    			1,066,816,806.33
	Pool Factor		                                                     		47.70151%

	Class A Certificate Balance
	Beginning Class A Certificate Balance	                       		520,528,295.61
	Class A Principal Distribution to Class A Distribution Account	 26,907,201.51
                                                               ----------------
	Ending Class A Certificate Balance	                          		493,621,094.10
	Original Class A Certificate Balance				                     1,034,812,302.14
 Class A Pool Factor 				                                            47.70151%

	Class B Certificate Balance
	Beginning Class B Certificate Balance			                        16,098,813.27
	Class B Principal Distribution to Class B Distribution Account	   	832,181.49
                                                                --------------
	Ending Class B Certificate Balance                           			15,266,631.78
	Original Class B Certificate Balance		                        		32,004,504.19
 Class B Pool Factor 	                                            			47.70151%

	Class A Pass-Through Rate		                                         		5.8500%
	Class B Pass-Through Rate		                                         		6.0000%

	Class A Percentage				                                               97.0000%
	Class B Percentage                                                				3.0000%

	Available Interest
	Collections and Liquidation Proceeds allocable to interest		    	4,530,429.88
	Recoveries		                                                      	110,414.21
	Purchase Amount allocable to Interest	                                 		9.68
                                                                --------------
		Total Interest Collections	                                    	4,640,853.77
	Advances for the related Distribution Date			                      849,830.07
	Less:  Outstanding Advances to be reimbursed		                    	697,951.79
                                                                --------------
		Total Available Interest	                                      	4,792,732.05

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal		 	26,503,052.09
		Purchase Amount allocable to Principal		                          	13,593.58
                                                                --------------
			Total Available Principal                                   		26,516,645.67

	Deposit to Certificate Account
		Available Interest			                                           4,792,732.05
		Available Principal	                                         		26,516,645.67
		Withdrawal from Reserve Account	                                      		0.00
		Less:  Basic Servicing Fee to be withheld from Collections			     447,189.26
                                                                --------------
			Net Deposit to Certificate Account		                          30,862,188.46

	Class A Interest Distribution
	Class A Monthly Interest		                                      	2,537,575.44
	Class A Interest Carryover Shortfall	                                  		0.00
                                                                 -------------
			Total	                                                        	2,537,575.44

	Class B Interest Distribution
	Class B Monthly Interest	                                         		80,494.07
	Class B Interest Carryover Shortfall			                                  0.00
                                                                    ----------
			Total	                                                           	80,494.07

	Class A Principal Distribution
	Class A Monthly Principal	                                    		26,907,201.51
	Class A Principal Carryover Shortfall from the preceding
                Distribution Date		                                      	0.00
                                                                 --------------
			Total	                                                       	26,907,201.51

	Class B Principal Distribution
	Class B Monthly Principal	                                       		832,181.49
	Class B Principal Carryover Shortfall from the preceding
                 Distribution Date			                                     0.00
                                                                    -----------
			Total                                                          		832,181.49

	Basic Servicing Fee (inc. unpaid amount from prior periods)		    		447,189.26

	Distributions to the extent of Available Interest and Available
 Reserve Amount	(and Class B Percentage of Available Principal
              with respect to Class A Interest Distribution)
		Unpaid Basic Servicing Fee to Servicer		                         	447,189.26
		Class A Interest Distribution to Class A Distribution Account			2,537,575.44
		Class B Interest Distribution to Class B Distribution Account		    80,494.07

	Distributions of Available Principal, Remaining Available Interest
	and Remaining Available Reserve Amount
		Class A Principal Distribution to Class A Distribution Account	26,907,201.51
		Class B Principal Distribution to Class B Distribution Account		 	832,181.49
		To Reserve Account up to Specified Reserve Account Balance		           	0.00
		Any Remaining Amounts to Sellers			                               504,735.95

	Specified Reserve Account Balance
		Greater of:
		(a) Reserve percentage applicable		                                   	5.00%
		      Pool Balance on last day of Collection Period times
                    reserve percentage applicable			             25,444,386.29
		(b) Lesser of: Deposit from Available Interest and Available
                         Principal
			(i)  floor amount stated or                     		            13,335,210.08
			(ii) Pool Balance on last day of Collection Period
		      plus interest through Scheduled Distribution Date	     	692,661,771.73
		Specified Reserve Account Balance		                           	25,444,386.29

	Reserve Account
		Beginning Balance			                                           26,831,355.44
		Deposit from Available Interest and Available Principal			              0.00
		Investment Earnings                                            			102,304.59
		Less:  Withdrawal from Reserve Account and deposit to Certificate
Account to cover:
			Accrued and unpaid Basic Servicing Fees		                              0.00
			Amounts to be distributed to Certificateholders'		                     0.00
			Reimb. to Servicer for Outstanding Advances associated with
                    Defaulted Accounts                             		70,313.68
		Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
                Specified Reserve Account Balance              			1,316,655.47
		Less:  Withdrawal of Investment Earnings by Servicer			           102,304.59
                                                                --------------
		Ending Balance		                                              	25,444,386.29

	Available Reserve Account Balance				                           25,444,386.29

	Realized Losses		                                              		1,222,737.33
	Net Loss Ratio (annualized)
		For the current Collection Period		                                   	2.55%
		For the preceding Collection Period		                                 	1.66%
		For the second preceding Collection Period		                          	1.40%
	Average Net Loss Ratio (Specified Reserve Account Balance increases if
greater than 1.50%)		                                                  		1.87%

	Delinquency Analysis
		Number of Loans
			   30 to 59 days past due                                           		1,223
			   60 to 89 days past due 	                                            	262
			   90 or more days past due                                           		297
                                                                       --------
			Total	                                                               	1,782

		Principal Balance
			   30 to 59 days past due 		                                  11,088,027.37
			   60 to 89 days past due                                    		2,495,315.84
			   90 or more days past due                                  		2,946,954.05
                                                               ---------------
			Total		                                                       16,530,297.26

	Delinquency Ratio
		For the current Collection Period		                                   	1.07%
		For the preceding Collection Period		                                 	1.20%
		For the second preceding Collection Period		                          	1.12%
	Average Delinquency Ratio (Specified Reserve Account Balance
                 increases if greater than 1.25%)	                    			1.13%

	Collateral Repossessed and Held by the Trust
		Number	                                                                		193
		Principal Balance			                                            2,023,073.42

	Weighted Average Computations
		Weighted Average Coupon	                                         		10.52150%
		Weighted Average Original Term			                                      59.86
		Weighted Average Remaining Term			                                     34.93
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